                                                           Exhibit 10.32

                              AMENDMENT NO. 1
                                     TO
                         CREDIT FACILITY AGREEMENT


     AMENDMENT NO. 1 dated as of November 1, 1994 ("Amendment No. 1") to the Credit Facility Agreement (hereinafter referred to as the "Credit Agreement") dated as of December 15, 1993 among ENSCO OFFSHORE COMPANY, a corporation of the State of Delaware ("ENSCO Offshore"), ENSCO OFFSHORE U.K. LTD., a corporation organized and existing under the laws of England ("ENSCO U.K.", collectively the "Borrowers" and individually a "Borrower"), CHRISTIANIA BANK OG KREDITKASSE, LONDON BRANCH, a Norwegian bank, DEN
NORSKE BANK AS, NEW YORK BRANCH, a Norwegian bank, BANQUE INDOSUEZ, a French bank and MEESPIERSON N.V., a Dutch bank, (the "Banks") with CHRISTIANIA BANK OG KREDITKASSE, LONDON BRANCH and DEN NORSKE BANK AS, NEW YORK BRANCH as Agents for the Banks (collectively the "Agents" and individually an "Agent").


                            W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement the Banks agreed to provide to the Borrowers three credit facilities in a total amount of up to USD 100,000,000 to be used by the Borrowers to refinance certain of their existing long term indebtedness and for additional working capital; and

     WHEREAS, the Borrowers, the Banks and the Agents wish to amend the Credit Agreement in order to, among other things, lower the Margin, lower the commitment fee and amend certain covenants contained in the ENSCO Guaranty;





     NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1. In Section 1, the definition of "Margin" is hereby amended to read as follows:

          "Margin" means one and three-quarter percent (1 3/4%) per annum.

     2.   Section 10.1 (c) is hereby amended to read as follows:

          "The Borrowers jointly and severally agree to pay to the Agents for distribution to the Banks pro rata a commitment fee of one-half of one percent per annum on the average daily undrawn portion of the Commitments so long as this Agreement is in effect as follows:

          (i) on January 15, 1995 for the period beginning as of the date of this Amendment No. 1 and ending January 15, 1995, and

          (ii) thereafter, in arrears, on each April 15, July 15, October 15 and January 15 for each preceding three (3) month period.

     3. The ENSCO Guaranty, the form of which is attached to the Credit Agreement as Exhibit B shall be amended as of this date hereof by adding it to Amendment NO. 1 to ENSCO Guaranty, the form of which is attached to this Amendment NO. 1 as Exhibit A.

     4. The U.S. Mortgage shall be amended as soon as possible to reflect the amendments made to the Credit Agreement and the ENSCO Guaranty, all in the form and substance satisfactory to the Agents.

     5. Wherever and in each such place the term "Agreement" is used throughout the Credit Agreement (including its inclusion in the defined term "Loan Documents"), such term shall be read to mean the Credit Agreement as amended by this Amendment No. 1.

     6. Except as specifically amended by this Amendment NO. 1, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     7. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement.

     8. THIS AMENDMENT NO. 1 TO CREDIT FACILITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.


     IN  WITNESS  HEREOF,   the  parties  hereby  have  duly executed  this
Amendment No. 1 as of the date first written above.


                                   ENSCO OFFSHORE COMPANY

                                   By:       /s/ C. CHRISTOPHER GAUT
                                             ________________________
                                   Name:     C. CHRISTOPHER GAUT
                                   Title:    VICE PRESIDENT



                                   ENSCO OFFSHORE U.K. LTD.

                                   By:       /s/ C. CHRISTOPHER GAUT
                                             ________________________
                                   Name:     C. CHRISTOPHER GAUT
`                                  Title:    DIRECTOR



                                   CHRISTIANIA  BANK OG KREDITKASSE,
                                   LONDON BRANCH, as agent

                                   By:       /s/ FINN AMUND NORDYE
                                             ________________________
                                   Name:     FINN AMUND NORDYE
                                   Title:    SENIOR MANAGER



                                   DEN NORSKE BANK AS, NEW YORK BRANCH
                                   as agent

                                   By:       /s/ T.S. JADICK, JR.
                                             ________________________
                                   Name:     T.S. JADICK, JR.
                                   Title:    SENIOR VICE PRESIDENT



                                   CHRISTIANIA BANK OG KREDITKASSE,
                                   LONDON BRANCH

                                   By:       /s/ FINN AMUND NORDYE
                                             ________________________
                                   Name:     FINN AMUND NORDYE
                                   Title:    SENIOR MANAGER



                                   DEN NORSKE BANK AS, NEW YORK BRANCH

                                   By:       /s/ T.S. JADICK, JR.
                                             ________________________
                                   Name:     T.S. JADICK, JR.
                                   Title:    SENIOR VICE PRESIDENT



                                   BANK INDOSUEZ

                                   By:       /s/ HANS JORGEN WIESTAD
                                             ________________________
                                   Name:     HANS JORGEN WIESTAD
                                   Title:    ACCOUNT MANAGER



                                   MEESPIERSON N.V.

                                   By:       /s/ G. SCHOT
                                             ________________________

                                             /s/ H.L.MATTHIJSSEN
                                             ________________________

                                   Name:     G. SCHOT
                                             H.L. MATTHIJSSEN
                                   Title:    DRS. G. SCHOT 453
                                             CH. H.L. MATTHIJSSEN 351


     Agreed to and Accepted
     this 30th day of December, 1994.

     ENERGY SERVICE COMPANY, INC.

     By:       /s/ C.C. GAUT
               ________________________
     Name:     C. CHRISTOPHER GAUT
     Title:    VICE PRESIDENT


     PENROD, INC.

     By:       /s/ C.C. GAUT
               ________________________
     Name:     C. CHRISTOPHER GAUT
     Title:    PRESIDENT





                                           Exhibit "A" to Amendment No.1
                                            to Credit Facility Agreement

                              AMENDMENT NO. 1
                                     TO
                               ENSCO GUARANTY


     Amendment No. 1 dated as of November 1, 1994 to the ENSCO Guaranty (the "ENSCO Guaranty"), dated as of December 17, 1993, made jointly and severally by ENERGY SERVICE COMPANY, INC. ("ENSCO"), a corporation organized and existing under the laws of the State of Delaware and PENROD, INC. ("PENROD"), a corporation organized and existing under the laws of the State of Delaware, (collectively, the "Guarantors") in favor of CHRISTIANIA BANK OG KREDITKASSE, London Branch and DEN NORSKE BANK AS, New York Branch, BANQUE INDOSUEZ and MEESPIERSON N.V. (the "Banks").

     WHEREAS, pursuant to the ENSCO Guaranty, the Guarantors guaranteed certain obligations of its affiliates, ENSCO OFFSHORE COMPANY, a Delaware corporation and ENSCO OFFSHORE U.K. LTD., a corporation organized and existing under the laws of the United Kingdom, (the "Borrowers"), under (i) a Credit Facility Agreement dated as of December 15, 1993 among the Borrowers, the Banks and the Agents, (the "Credit Agreement") (ii) the promissory notes of the Borrowers in favor of the Agents on behalf of the Banks dated December 17, 1993 and (III) the other Loan Documents; and

     WHEREAS, the Borrower, the Banks and the Agents wish to amend the Credit Agreement in order to, among other things, lower the Margin and lower the commitment fee; and

     WHEREAS, in order to induce the Banks to enter into Amendment No. 1 to Credit Agreement dated the date hereof, the Guarantors, as affiliates of the Borrowers, have agreed pursuant to this Amendment No. 1 to ENSCO Guaranty to (i) amend certain of their financial covenants and (II) reaffirm their guarantee to the Banks of the due and punctual payment of the Borrowers' obligations under the Credit Agreement, the Notes and the other Loan Documents as provided in the ENSCO Guaranty.





     NOW, THEREFORE, in consideration of the premises, the Guarantors hereby agree as follows:

1. Each reference in the ENSCO Guaranty to the term "Guaranty" shall mean the ENSCO Guaranty, as amended by this Amendment No. 1, as the same shall be further amended, supplemented or extended in the future.

2. Each reference in the ENSCO Guaranty, as amended hereby, to the Credit Agreement shall mean the Credit Agreement, as amended by Amendment No. 1 to Credit Agreement dated as of the date hereof.

3. The Representations and Warranties contained in Section 7 of the ENSCO Guaranty made by the Guarantors in favor of the Banks are correct on and as of the date of this Amendment No. 1 to ENSCO Guaranty as though made on and as of such date.

4. Section 8(j) of the ENSCO Guaranty is hereby amended to read as follows:

          "(j) Not permit Net Working Capital of the ENSCO Consolidated Group to be less than USD 35,000,000 at any time."

5. Section 8(k) of the ENSCO Guaranty is hereby amended to read as follows:

          "(k) Not permit available cash and Cash Equivalents of the ENSCO Consolidated Group to be less than USD 25,000,000 at any time."

6. Section 8 (1) of the ENSCO Guaranty is hereby amended to read as follows:

          "(1) Not permit the Total Debts of the ENSCO Consolidated Group to be greater than 40% of the Total Assets of the ENSCO Consolidated Group."

7. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the ENSCO Guaranty shall remain in full force and effect and each Guarantor hereby confirms the validity and enforceability of its guarantee hereunder and thereunder.

8. All capitalized terms used but not defined herein shall have the meanings given to them in the ENSCO Guaranty.

9. THIS AMENDMENT NO. 1 TO ENSCO GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS HEREOF, the parties hereto have caused this Amendment NO. 1 to ENSCO Guaranty to be executed by their duly authorized officers, all as of the date noted above.


                              ENERGY SERVICE COMPANY, INC.

                              By:       /s/ C. C. GAUT
                                        ________________________
                              Name:     C. CHRISTOPHER GAUT
                              Title:    VICE PRESIDENT



                              PENROD, INC.

                              By:       /s/ C. C. GAUT
                                        ________________________
                              Name:     C. CHRISTOPHER GAUT
                              Title:    VICE PRESIDENT





ACCEPTED this 9th day of January, 1995.
CHRISTIANIA BANK OG KREDITKASSE, LONDON BRANCH

By:       /s/ FINN AMUND NORDYE
          ________________________
Name:     FINN AMUND NORDYE
Title:    SENIOR MANAGER


DEN NORSKE BANK AS, NEW YORK BRANCH
By:       /s/ T. S. JADICK, JR.
          ________________________
Name:     T.S. JADICK, JR.
Title:    SENIOR VICE PRESIDENT


BANK INDOSUEZ
By:       /s/ HANS JORGEN WIESTAD
          ________________________
Name:     HANS JORGEN WIESTAD
Title:    ACCOUNT MANAGER


MEESPIERSON N.V.
By:       /s/ G. SCHOT
          ________________________
Name:     G. SCHOT
Title:    DRS. G. SCHOT 453





                              Amendment No. 1
                     to First Preferred Fleet Mortgage




     Amendment No. 1 dated January 5, 1995 to the First Preferred Fleet Mortgage dated December 17, 1993 (the "Original Mortgage"), from ENSCO OFFSHORE COMPANY, a corporation organized under the laws of the State of Delaware, with its business address at 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202, (the "Shipowner") to Bankers Trust Company, a New York banking corporation, not in its individual capacity, but solely as Trustee, with its business address at Four Albany Street, Fourth Floor, New York, New York 10006, and any successor to it (the "Trustee") pursuant to the Trust Indenture dated as of December 17, 1993.

     WHEREAS, the Shipowner is the owner of 100% of the following U.S. flag drilling rigs (the "Vessels"):


NAME           OFFICIAL NO.             HOME PORT

ENSCO 63       589096                   New Orleans, LA
ENSCO 68       574668                   New Orleans, LA
ENSCO 81       606512                   New Orleans, LA
ENSCO 82       602912                   New Orleans, LA
ENSCO 83       605536                   New Orleans, LA
ENSCO 84       637544                   New Orleans, LA
ENSCO 86       643110                   New Orleans, LA
ENSCO 87       648969                   New Orleans, LA
ENSCO 88       645637                   New Orleans, LA
ENSCO 89       652440                   New Orleans, LA
ENSCO 90       647859                   New Orleans, LA
ENSCO 93       651385                   New Orleans, LA
ENSCO 94       638685                   New Orleans, LA
ENSCO 95       642112                   New Orleans, LA
ENSCO 99       682070                   New Orleans, LA

which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America.

     WHEREAS, the Original Mortgage was received for record at 10:30 a.m. on December 17, 1993, at the U.S. Coast Guard Vessel Documentation Office at New Orleans, Louisiana and was recorded in Book No. PM-247 at Inst. No. 109; and

     WHEREAS, the Original Mortgage mortgaged one hundred percent (100%) of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessels which is not owned by the Shipowner) and all other appurtenances to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements made in or to such Vessels; and

     WHEREAS, the Original Mortgage was granted by the shipowner to the Trustee for the purpose of securing the obligation of the Shipowner to pay to the Banks and the Agents all amounts due and payable under that certain Credit Facility Agreement dated as of December 15, 1993 among the Shipowner, the other Borrower named therein, the Banks and the Agents (the "Credit Agreement"); and

     WHEREAS, a true and accurate copy of the Credit Agreement is attached to the Original Mortgage as Exhibit A and forms a part thereof; and

     WHEREAS, pursuant to Amendment No. 1 to Credit Facility Agreement dated as of November 1, 1994 among the shipowner, the other Borrower and the Banks ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

     WHEREAS, the Shipowner and the Trustee wish to amend the Original Mortgage to reflect the changes made by Amendment No. 1.

     NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Shipowner and the Trustee hereby agree to amend the Original Mortgage as follows:

     A.   Exhibit  A  to  the  Original  Mortgage   is  hereby  amended  by
Amendment No. 1 in the form of Exhibit A attached hereto.

     B. Hereinafter each reference in the Original Mortgage, as amended, to the Credit Agreement shall refer to the Credit Agreement as amended by Amendment No. 1.

     C. For purposes of recording this Amendment No. 1 to First Preferred Fleet Mortgage pursuant to 46 U.S.C. Sec. 31321, it amends mortgage covenants. The total amount of the Original Mortgage is unchanged.

     D. Except as specifically amended herein, the Original Mortgage shall remain in full force and effect.

     All capitalized terms used herein but not defined herein shall have the meanings given to them in the Original Mortgage.

     THIS AMENDMENT NO. 1 TO FIRST PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.





     IN WITNESS HEREOF, the parties hereto have duly executed this Amendment No. 1 to First Preferred Fleet Mortgage on the date first written above.



                              ENSCO OFFSHORE COMPANY

                              By:       /s/ ROBERT O. ISAAC
                                        ___________________________
                              Name:     ROBERT O. ISAAC
                              Title:    Assistant Secretary


                              BANKERS TRUST COMPANY, not in its
                              individual capacity but solely as

                              Trustee
                              By:       /s/ JENNA ROSSHEIM
                                        ___________________________
                              Name:     JENNA ROSSHEIM
                              Title:    Assistant Vice President





                                        Exhibit "A" to Amendment No. 1
                                        to First Preferred Fleet Mortgage


                              AMENDMENT NO. 1
                                     TO
                         CREDIT FACILITY AGREEMENT


     AMENDMENT NO. 1 dated as of November 1, 1994 ("Amendment No. 1") to the Credit Facility Agreement (hereinafter referred to as the "Credit Agreement") dated as of December 15, 1993 among ENSCO OFFSHORE COMPANY, a corporation of the State of Delaware ("ENSCO Offshore"), ENSCO OFFSHORE U.K. LTD., a corporation organized and existing under the laws of England ("ENSCO U.K.", collectively the "Borrowers" and individually a "Borrower"), CHRISTIANIA BANK OG KREDITKASSE, LONDON BRANCH, a Norwegian bank, DEN NORSKE BANK AS, NEW YORK BRANCH, a Norwegian bank, BANQUE INDOSUEZ, a French bank and MEESPIERSON N.V., a Dutch bank, (the "Banks") with CHRISTIANIA BANK OG KREDITKASSE, LONDON BRANCH and DEN NORSKE BANK AS, NEW YORK BRANCH as Agents for the Banks (collectively the "Agents" and individually an "Agent").


                            W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement the Banks agreed to provide to the Borrowers three credit facilities in a total amount of up to USD 100,000,000 to be used by the Borrowers to refinance certain of their existing long term indebtedness and for additional working capital; and

     WHEREAS, the Borrowers, the Banks and the Agents wish to amend the Credit Agreement in order to, among other things, lower the Margin, lower the commitment fee and amend certain covenants contained in the ENSCO Guaranty;





     NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1. In Section 1, the definition of "Margin" is hereby amended to read as follows:

          "Margin" means one and three-quarter percent (1 3/4%) per annum.

     2.   Section 10.1 (c) is hereby amended to read as follows:

          "The Borrowers jointly and severally agree to pay to the Agents for distribution to the Banks pro rata a commitment fee of one-half of one percent per annum on the average daily undrawn portion of the Commitments so long as this Agreement is in effect as follows:

          (i) on January 15, 1995 for the period beginning as of the date of this Amendment No. 1 and ending January 15, 1995, and

          (ii) thereafter, in arrears, on each April 15, July 15, October 15 and January 15 for each preceding three (3) month period.

     3. The ENSCO Guaranty, the form of which is attached to the Credit Agreement as Exhibit B shall be amended as of this date hereof by adding it to Amendment NO. 1 to ENSCO Guaranty, the form of which is attached to this Amendment NO. 1 as Exhibit A.

     4. The U.S. Mortgage shall be amended as soon as possible to reflect the amendments made to the Credit Agreement and the ENSCO Guaranty, all in the form and substance satisfactory to the Agents.

     5. Wherever and in each such place the term "Agreement" is used throughout the Credit Agreement (including its inclusion in the defined term "Loan Documents"), such term shall be read to mean the Credit Agreement as amended by this Amendment No. 1.





     6. Except as specifically amended by this Amendment NO. 1, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     7. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement.

     8. THIS AMENDMENT NO. 1 TO CREDIT FACILITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN  WITNESS  HEREOF,   the  parties  hereby  have  duly executed  this
Amendment No. 1 as of the date first written above.


                              ENSCO OFFSHORE COMPANY

                              By:       /s/ C. CHRISTOPHER GAUT
                                        ________________________
                              Name:     C. CHRISTOPHER GAUT
`                             Title:    VICE PRESIDENT


                              ENSCO OFFSHORE U.K. LTD.

                              By:       /s/ C. CHRISTOPHER GAUT
                                        ________________________
                              Name:     C. CHRISTOPHER GAUT
`                             Title:    DIRECTOR


                              CHRISTIANIA  BANK OG KREDITKASSE,
                              LONDON BRANCH, as agent

                              By:       /s/ FINN AMUND NORDYE
                                        ________________________
                              Name:     FINN AMUND NORDYE
                              Title:    SENIOR MANAGER



                              DEN NORSKE BANK AS, NEW YORK BRANCH
                              as agent

                              By:       /s/ T.S. JADICK, JR.
                                        ________________________
                              Name:     T.S. JADICK, JR.
                              Title:    SENIOR VICE PRESIDENT


                              CHRISTIANIA BANK OG KREDITKASSE,
                              LONDON BRANCH

                              By:       /s/ FINN AMUND NORDYE
                                        ________________________
                              Name:     FINN AMUND NORDYE
                              Title:    SENIOR MANAGER


                              DEN NORSKE BANK AS, NEW YORK BRANCH

                              By:       /s/ T.S. JADICK, JR.
                                        ________________________
                              Name:     T.S. JADICK, JR.
                              Title:    SENIOR VICE PRESIDENT


                              BANK INDOSUEZ

                              By:       /s/ HANS JORGEN WIESTAD
                                        ________________________
                              Name:     HANS JORGEN WIESTAD
                              Title:    ACCOUNT MANAGER


                              MEESPIERSON N.V.

                              By:       /s/ G. SCHOT
                                        /s/ H.L.MATTHIJSSEN
                                        ________________________

                              Name:     G. SCHOT
                                        H.L. MATTHIJSSEN

                              Title:    DRS. G. SCHOT 453
                                        CH. H.L. MATTHIJSSEN 351


Agreed to and Accepted
this 30th day of December, 1994.

ENERGY SERVICE COMPANY, INC.

By:       /s/ C.C. GAUT
          ________________________
Name:     C. CHRISTOPHER GAUT
Title:    VICE PRESIDENT


PENROD, INC.

By:       /s/ C.C. GAUT
          ________________________
Name:     C. CHRISTOPHER GAUT
Title:    PRESIDENT





                                            Exhibit "A" to AmendmentNo.1
                                            to Credit Facility Agreement

                              AMENDMENT NO. 1
                                     TO
                               ENSCO GUARANTY


     Amendment No. 1 dated as of November 1, 1994 to the ENSCO Guaranty (the "ENSCO Guaranty"), dated as of December 17, 1993, made jointly and severally by ENERGY SERVICE COMPANY, INC. ("ENSCO"), a corporation organized and existing under the laws of the State of Delaware and PENROD, INC. ("PENROD"), a corporation organized and existing under the laws of the State of Delaware, (collectively, the "Guarantors") in favor of CHRISTIANIA BANK OG KREDITKASSE, London Branch and DEN NORSKE BANK AS, New York Branch, BANQUE INDOSUEZ and MEESPIERSON N.V. (the "Banks").

     WHEREAS, pursuant to the ENSCO Guaranty, the Guarantors guaranteed certain obligations of its affiliates, ENSCO OFFSHORE COMPANY, a Delaware corporation and ENSCO OFFSHORE U.K. LTD., a corporation organized and existing under the laws of the United Kingdom, (the "Borrowers"), under (i) a Credit Facility Agreement dated as of December 15, 1993 among the Borrowers, the Banks and the Agents, (the "Credit Agreement") (ii) the promissory notes of the Borrowers in favor of the Agents on behalf of the Banks dated December 17, 1993 and (III) the other Loan Documents; and

     WHEREAS, the Borrower, the Banks and the Agents wish to amend the Credit Agreement in order to, among other things, lower the Margin and lower the commitment fee; and

     WHEREAS, in order to induce the Banks to enter into Amendment No. 1 to Credit Agreement dated the date hereof, the Guarantors, as affiliates of the Borrowers, have agreed pursuant to this Amendment No. 1 to ENSCO Guaranty to (i) amend certain of their financial covenants and (II) reaffirm their guarantee to the Banks of the due and punctual payment of the Borrowers' obligations under the Credit Agreement, the Notes and the other Loan Documents as provided in the ENSCO Guaranty.






     NOW, THEREFORE, in consideration of the premises, the Guarantors hereby agree as follows:

1. Each reference in the ENSCO Guaranty to the term "Guaranty" shall mean the ENSCO Guaranty, as amended by this Amendment No. 1, as the same shall be further amended, supplemented or extended in the future.

2. Each reference in the ENSCO Guaranty, as amended hereby, to the Credit Agreement shall mean the Credit Agreement, as amended by Amendment No. 1 to Credit Agreement dated as of the date hereof.

3. The Representations and Warranties contained in Section 7 of the ENSCO Guaranty made by the Guarantors in favor of the Banks are correct on and as of the date of this Amendment
     No. 1 to ENSCO Guaranty as though made on and as of such date.

4. Section 8(j) of the ENSCO Guaranty is hereby amended to read as follows:

          "(j) Not permit Net Working Capital of the ENSCO Consolidated Group to be less than USD 35,000,000 at any time."

5. Section 8(k) of the ENSCO Guaranty is hereby amended to read as follows:

          "(k) Not permit available cash and Cash Equivalents of the ENSCO Consolidated Group to be less than USD 25,000,000 at any time."

6. Section 8 (1) of the ENSCO Guaranty is hereby amended to read as follows:

          "(1) Not permit the Total Debts of the ENSCO Consolidated Group to be greater than 40% of the Total Assets of the ENSCO Consolidated Group."





7. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the ENSCO Guaranty shall remain in full force and effect and each Guarantor hereby confirms the validity and enforceability of its guarantee hereunder and thereunder.

8. All capitalized terms used but not defined herein shall have the meanings given to them in the ENSCO Guaranty.

9. THIS AMENDMENT NO. 1 TO ENSCO GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS HEREOF, the parties hereto have caused this Amendment NO. 1 to ENSCO Guaranty to be executed by their duly authorized officers, all as of the date noted above.


                              ENERGY SERVICE COMPANY, INC.

                              By:       /s/ C. C. GAUT
                                        ________________________
                              Name:     C. CHRISTOPHER GAUT
                              Title:    VICE PRESIDENT


                              PENROD, INC.

                              By:       /s/ C. C. GAUT
                                        ________________________
                              Name:     C. CHRISTOPHER GAUT
                              Title:    VICE PRESIDENT





ACCEPTED this 9th day of January, 1995.
CHRISTIANIA BANK OG KREDITKASSE, LONDON BRANCH


By:       /s/ FINN AMUND NORDYE
          ________________________
Name:     FINN AMUND NORDYE
Title:    SENIOR MANAGER


DEN NORSKE BANK AS, NEW YORK BRANCH
By:       /s/ T. S. JADICK, JR.
          ________________________
Name:     T.S. JADICK, JR.
Title:    SENIOR VICE PRESIDENT


BANK INDOSUEZ
By:       /s/ HANS JORGEN WIESTAD
          ________________________
Name:     HANS JORGEN WIESTAD
Title:    ACCOUNT MANAGER


MEESPIERSON N.V.
By:       /s/ G. SCHOT
          ________________________
Name:     G. SCHOT
Title:    DRS. G. SCHOT 453